Capital Management	12 Months Ended
Mar. 31, 2023
Disclosure of objectives, policies and processes for managing capital [abstract]
Capital Management [Text Block]

17. Capital Management

The Company's capital management objective is to obtain sufficient capital to develop new business opportunities for the benefit of its shareholders. To meet these objectives, management monitors the Company's ongoing capital requirements on specific business opportunities on a case-by-case basis. The capital structure of the Company consists of cash, operating line of credit, the term loan, loans from related parties and equity attributable to common shareholders, consisting of issued share capital and deficit. On September 16, 2022 the Company established an at the market equity program (the ATM program) under which the company may issue, at its discretion, up to $20 million of common shares from treasury to the public. During the period ended March 31, 2023 the Company issued a total of 1,565,268 shares under the ATM program for gross proceeds of $4,895,826 (Note 12).

The ATM offering remains open and future shares may be issued up to the total remaining offering amount, at management's discretion. As at March 31, 2023, the Company had a cash balance of $600,402 working capital, defined as current assets minus current liabilities, of $27,655,892 accumulated deficit of ($60,790,972) and shareholder's equity of $27,662,006. Subject to market conditions and other factors the Company may raise additional capital in the future to fund and grow its business for the benefit of shareholders. There has been no change to the Company's approach to financial management during the year ended March 31, 2023.